Fourth-Quarter Earnings February 23, 2022 Exhibit 99.2

2 These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," “model”, "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2022 outlook, including revenue, operating profit, adjusted EBITDA, earnings per share, capital expenditures, net debt and leverage, free cash flow and the drivers thereof; 2024 financial targets; the impact of macroeconomic factors, including economic recovery and global inflation and supply chain disruptions, cost reductions and leverage; strength of cash levels; strategic targets and initiatives (including Strategy 1.0 and Strategy 2.0); advancement of sustainability initiatives, including our first sustainability report, and future legacy liability contributions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; higher-than-expected inflation; labor issues, including labor shortages, negotiations with organized labor and work stoppages; pandemics (including the ongoing Covid-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of Covid-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the American Rescue Plan Act and Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2020 and in related disclosures in our other public filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2021, June 30, 2021 and September 30, 2021. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the Fourth Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com Safe Harbor Statements and Non-GAAP Results

3 Key Messages Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. which was sold in July 2021 2. At the mid-point of the 2022 Guidance range. Record revenue and operating profit • Full-Year − Revenue up 14%...constant currency up 14%; operating profit up 23%...constant currency up 26% − Adjusted EBITDA up 21%; EPS up 25% (excluding MGI impact1) • Fourth-Quarter − Revenue up 7%...constant currency up 11%; operating profit up 6%...constant currency up 15% − Adjusted EBITDA up 8%; EPS up 11% (excluding MGI impact1) 2022: Expect revenue returning to at least pre-Covid levels with continued margin expansion • Continued organic revenue growth through 4Q 2021; strong jumping-off point for 2022 • 8% - 11% revenue growth; continued market recovery and organic growth from Strategy 1.0 and 2.0 • U.S. pricing and wage inflation in balance as we enter 2022 • 2022 revenue expected to be up 25%2 vs 2019, with 150 - 180 bps margin improvement 2022-2024: 3-year financial targets disclosed at 2021 Investor Day • Annual organic revenue growth of ~7% expected to drive 2024 revenue to ~$5.4B • Targeting 100 bps annual operating margin growth, 2024 adjusted EBITDA of ~$1B • 2024 free cash flow target of ~$575M (non-GAAP)

4 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2019 results in the Appendix. Constant currency represents 2021 results at 2020 exchange rates. Full-Year 2021 Results Revenue +14% Organic +5% Acq +9% FX -% EPS +26%Adj. EBITDA +21%Op Profit +23% Organic +18% Acq +8% FX (2%) $3,680 $3,691 $4,200 2019 2020 2021 $567 $566 $683 2019 2020 2021 $392 $381 $471 2019 2020 2021 11.2% Margin 10.3% Margin 10.6% Margin 16.3% Margin 15.3% Margin 15.4% Margin (non-GAAP, $ millions, except EPS) $3.60 excl. MGI gain $4.51 excl. MGI gain $3.89 $3.76 $4.75 2019 2020 2021 Constant Currency +14% Constant Currency +26% Constant Currency +22% Constant Currency +29%

5 $1.51 excl. MGI gain $1.18 $1.64 $1.68 2019 2020 2021 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2019 results in the Appendix. Constant currency represents 2021 results at 2020 exchange rates. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). The f ourth quarter 2020 included a gain of $8 million ($0.13 per share) in MGI stock, which was sold in July 2021 and had no impact on fourth quarter 2021 results. Fourth-Quarter 2021 Results Revenue +7% Organic +7% Acq +4% FX (3%) EPS +2%Adj. EBITDA +8%Op Profit +6% Organic +11% Acq +4% FX (9%) +11% excluding $.13 / share MGI gain in 4Q201 $936 $1,022 $1,098 2019 2020 2021 $156 $194 $210 2019 2020 2021 $116 $145 $154 2019 2020 2021 14.0% Margin 14.2% Margin 12.4% Margin 19.1% Margin 19.0% Margin 16.7% Margin (non-GAAP, $ millions, except EPS) Constant Currency +11% Constant Currency +15% Constant Currency +15% Constant Currency +13%

6 Revenue Recovery Continues – Q4 Local Currency Revenue Exceeds Pre-Covid Levels 1Q 2Q 3Q 4Q North America Latin America Europe Rest of World 2021 Total 1. Pro-f orma 2019 Revenue adjusted to include results for businesses acquired in 2020 and 2021 as if they were owned in 2019. LC / USD 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q1Q 2Q 3Q 4Q LC USD LC USD USD USDLC LC Local Currency USD 93% 93% 97% 97% 96% 96% 99% 100% 109% 81% 106% 82% 108% 85% 109% 86% 86% 90% 88% 93% 92% 96% 95% 97% 95% 97% 93% 97% 93% 95% 99% 101% 97% 89% 97% 92% 98% 93% 101% 95% = LC Excluding Argentina 1Q 2Q 3Q 4Q 2021 Quarterly Revenue % vs Pro-forma Pre-Covid Levels1 Expect 2022 Revenue to Return to at least Pro-forma Pre-Covid Levels1

7 Brink’s Expects Limited Impact in 2022 from Macroeconomic Factors • Global inflation and supply chain − Minimal impact from global supply chain disruptions − Higher fuel costs offset by surcharges − Price increases implemented to offset wage inflation pressures, especially in U.S. labor market • Covid-19 and Omicron variant − Impact subsiding in North America…anticipating further recovery in 2022 − European countries beginning to reopen − South America and Asia Pacific reopenings lagging other geographies

Our Strategic Plan – A New Layer of Growth Upon a Strong Foundation

	2022	2023	2024

Strategy 2.0

Digital solutions and ATM managed services

- Expect to be 5%+ of total revenue in 2022, targeting $500M+ incremental revenue in 2024
- Global ATM managed services market growth represents significant opportunity
- Brink's Complete retail solutions accelerating with direct salesforce, new channel partnerships and app integrations

Strategy 1.0

Organic growth and operational excellence

- Expect to drive ~3/4 of organic revenue growth in 2022 from volume, pricing and Covid-19 recovery
- Execute "BreakThru" initiatives and incremental improvements by controlling variable costs, indirect expenses, and SG&A as revenue increases
- Earnings leverage driven by ongoing productivity and cost reductions

BRINKS 8

9 $145 $16 $6 $167 ( $13 ) $154 2020 Op Profit Organic Acq / Disp* 2021 Op Profit Before FX FX 2021 Op Profit Fourth-Quarter Revenue and Operating Profit vs 2020 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. * Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. % Change (3%)7% 4% 7%11% Constant Currency Constant Currency % Change (9%)11% 4% 6%15% Revenue Operating Profit $1,022 $67 $40 $1,129 ( $31 ) $1,098 2020 Revenue Organic Acq / Disp* 2021 Revenue Before FX FX 2021 Revenue 14.2% Margin 14.8% Margin 14.0% Margin (non-GAAP, $ millions)

10 Fourth-Quarter Adjusted EBITDA and EPS vs 2020 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). The f ourth quarter 2020 included a gain of $8 million ($0.13 per share) in MGI stock, which was sold in July 2021 and had no impact on f ourth quarter 2021 results. $154 ( $29 ) ( $43 ) $1 $83 $49 $72 $6 ( $0 ) $210 Op Profit Interest Expense Taxes Other Income from Continuing Ops D&A Interest Exp & Taxes Stock Comp Marketable Securities Adj. EBITDA +8% vs PY VS. 2020 $9 ( $3 ) ( $4 ) ( $2 ) $0 $4 $7 ( $4 ) $8 $15 (non-GAAP, $ millions, except EPS) Q4 2021 EPS: $1.68 +2% vs PY, +11% ex MGI1 Q4 2020 EPS: $1.64

Strong Free Cash Flow Achieved in 2021

(Non-GAAP, $ millions)



Adjusted EBITDA
D&A / Other
Op Profit
$683
$212
$471
($88)
($84)
($106)
($160)
$245
$275
Growth of 71% excluding deferred payments
40% of EBITDA
Adj. EBITDA
WC, Cash Restructuring & Deferred Payments
Cash Taxes
Cash Interest
Cash CapEx[1]
Free Cash Flow before Dividends
Pro-forma excluding deferred payroll taxes

VS. 2020	Adj. EBITDA	WC, Cash Restructuring & Deferred Payments	Cash Taxes	Cash Interest	Cash CapEx[1]	Free Cash Flow before Dividends	Pro-forma excluding deferred payroll taxes
VS. 2020	$117	$4	($7)	($28)	($47)	$39	$114

- Adjusted EBITDA
- Working Capital and Cash Restructuring: Lower restructuring in 2021 post-Covid-19 and G4S acquisition

  $30 of Deferred Payments made: primarily payroll taxes in US and France
- Cash Taxes: Higher due to timing of refunds
- Cash Interest: Higher due to acquisitions and share repurchase, partially offset by cross-currency interest rate swap
- Cash Capital Expenditures: Higher due to temporary reductions in 2020
- Free Cash Flow before Dividends
- Pro-forma excluding deferred payroll taxes

Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.
1. Includes cash proceeds from sale of property, equipment and investments.

BRINKS 11

Strong Free Cash Flow Expected in 2022

(Non-GAAP, $ millions)



Adjusted EBITDA
$755 - $790
D&A / Other
$210
Op Profit
$545 - $580
($60)
($100)
($115)
($180)
~42% of EBITDA
$300 - $335
$310 - $345
Adj. EBITDA
WC, Cash Restructuring & Deferred Payments
Cash Taxes
Cash Interest
Cash CapEx[1]
Free Cash Flow before Dividends
Pro-forma excluding deferred payroll taxes

Vs. 2021	$72 - $107	$28	($16)	($9)	($20)	$55 - $90	$35 - $70

- Adjusted EBITDA
- Working Capital and Cash Restructuring: Lower restructuring expected in 2022 post-Covid-19 and G4S acquisition

  $10 Deferred Payments to be made: primarily payroll taxes in US
- Cash Taxes: Higher due to timing of refunds
- Cash Interest: Higher due to full-year of acquisitions, share repurchase and interest rate increase
- Cash Capital Expenditures
- Free Cash Flow before Dividends
- Pro-forma excluding deferred payroll taxes

Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.
1. Includes cash proceeds from sale of property, equipment and investments; excludes our initial investment in France to support the take-over of the BPCE ATM network.

BRINKS 12

13 $566 $683 $755 - $790 2020 Actual 2021 Actual 2022 Guidance Net Debt and Leverage 1. Net Debt divided by Adjusted EBITDA. 2. Pro-f orma Net Debt at year-end, considering our 2022 Free Cash Flow Targets. 3. Bank def ined EBITDA includes TTM EBITDA, plus projected 18 month synergies for acquisitions. Max ratio is 4.25x as of 12/31/20, 3.75x as of 12/31/21 and 3.5x as of 12/31/22. 4. Net of unamortized debt issuance costs of $13 million as of 12/31/2020 and $10 million as of 12/31/2021. Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Fourth Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Net Debt Adjusted EBITDA and Financial Leverage Adjusted EBITDA Secured Leverage Ratio3 2.0 $988 $990 $896 $1,301 $1,884 $2,291 12/31/2020 Actual 12/31/2021 Actual 12/31/2022 Target Unsecured Senior Notes4 Secured Net Debt Net Debt Leverage Ratio1 3.3 3.4 ~2.7 – 2.8 $2,110 - $2,145 2 (Non-GAAP, $ millions) 1.8 ~1.5 – 1.7

14 Sustainability Progress Increasing our global focus, investment and disclosure Highlights • Reducing stops, routes and carbon emissions through Brink’s Complete rollout • Strengthening green energy initiatives by expanding LED penetration, dual/alternate fuel vehicles, solar panels in branches and fleet, and recycling programs • Signatory to the UN Global Compact and supporting CEO Action for Diversity and Inclusion • Continuing to promote the role of cash in economic inclusion • Brink’s first Sustainability Report expected to be released in June Solar panels at the Monterrey branch in Mexico reduce energy usage and cost

2022 Guidance

Revenue



Guidance Mid-point 100%+ of 2019[1]
$4,200
4,650 – 4,800
(130)
4,520 – 4,670
% Change
11 - 14%
(3%)
8 - 11%
2021
Strategy 1.0
Additional Covid-19 Recovery
Strategy 2.0
2022 Constant Currency
FX
2022 Guidance

Operating Profit



$471
Margin
11.2%
580 – 615
(35)
545 – 580
12.5 - 12.8%
12.1- 12.4%
% Change
23 - 31%
(7%)
16 - 23%
2021
Strategy 1.0
Additional Covid-19 Recovery
Strategy 2.0
2022 Constant Currency
FX
2022 Guidance

(non-GAAP, $ millions, except EPS)

Guidance Summary

	2019	2020	2021	2022 Guidance Low	2022 Guidance High
Revenue	$ 3,680	3,691	4,200	4,520	4,670
Op Profit	392	381	471	545	580
Adj. EBITDA	567	566	683	755	790
EPS[2]	$ 3.89	3.76	4.75	5.50	6.00

- Reported revenue growth of 8-11%
- Reported operating profit growth of 16-23% with 90-120 bps margin improvement
- 2022 guidance consistent with Investor Day targets, updated to reflect year-end foreign exchange rates

Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Fourth Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2019 results in the Appendix. Constant currency represents 2022 at 2021 exchange rates.

1. Pro-forma 2019 Revenue adjusted to include results for businesses acquired in 2020 and 2021 as if they were owned in 2019.
2. January 4, 2022, the U.S. Treasury published in the Federal Register final foreign tax credit regulations. The impact of new foreign tax credit regulations on 2022 income tax expense is currently under review and is not included in the 2022 guidance EPS.

BRINKS 15

16 + 840 – 990 7 – 8% + 150 – 180 bps 12 – 14% (Non-GAAP, $ Millions except where noted) 2024 Target 2019 Operating Profit Revenue 2021 $3,680 $392 10.6% $5,300 – 5,500 $1,000 $795 ~18.5% ~14.5% $4,200 $683 $471 16.3% 11.2% 3-yr Strat Plan Target: Revenue + ~1.2B CAGR 8 – 9% OP Margin + ~330 bps CAGR 19% Strong Growth Since 2019…Positioned for Substantial Value Creation Operating Profit Adj. EBITDA Revenue Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Fourth Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2019 results in the Appendix. 1. At the mid-point of the Guidance range. 11.2% 2021 $4,200 $471 11.2% Acq Core 11.2% 2022 Guidance Acq Core 100%+ of 2019 Reported1 $4,520 – 4,670 $545 – 580 12.1–12.4% 2019 Reported versus: 2021 2022 Revenue + 520 CAGR 7% OP Margin + 60 bps CAGR 10% Core Margin Margin Margin 92% of 2019 Reported

Appendix

18 Brink’s Sustainability Principles We are embedding sustainability deeper into our strategy and execution. Strong financial performance alone is not sufficient; we are also improving the impact we have on the environment, society and governance of our business. ENVIRONMENT Reducing our environmental impact by: • Integrating responsible environmental practices in our daily operations • Reducing emissions and increasing the efficiency of our fleet operations through our digital transformation and route optimization GOVERNANCE Enhancing trust with all of our stakeholders by: • Ensuring everything we do aligns with our Code of Ethics • Employing risk management and other processes for responsible operations and ethical decision-making • Adhering to good corporate governance practices, including our focus on Board diversity and robust shareholder rights SOCIAL Promoting inclusion by: • Serving as advocates for cash as a payment method, which supports the unbanked and underbanked • Fostering a diverse, equitable and inclusive workplace • Ensuring our supplier base reflects the diversity of the communities we serve

19 Sustainability Spotlight: Environment Brink’s (PanAmericano) in Mexico is reducing emissions and fuel costs with fleet renewal project ENVIRONMENT • Mexico is working to improve the impact of its fleet by replacing traditional trucks with dual-combustion trucks. • They are using Lean methodology to execute the renewal without disruption to the daily operations. *Estimates of emissions reductions based on tests of selected units Initial Results Show Reduction in*: • Hydrocarbon emissions • Carbon monoxide • Annual fuel spend What’s Next: Continued expansion of this initiative with results expected to be included in forthcoming Sustainability Report

20 1. Pro-f orma 2019 Revenue adjusted to include results for businesses acquired in 2020 and 2021 as if they were owned in 2019 Note: Constant currency represents 2021 results at 2020 exchange rates. $329 $373 2020 2021 $46 $50 2020 2021 13.9% Margin 13.4% Margin $286 $294 2020 2021 $80 $77 2020 2021 28.1% Margin 26.1% Margin $171 $197 2020 2021 $36 $37 2020 2021 21.3% Margin 18.9% Margin Latin America Revenue +3% Op Profit (4%) Constant currency +11% +6% North America Revenue +13% Op Profit +9% Constant currency +13% +9% Europe Revenue (1%) Op Profit +11% Constant currency +4% +16% Rest of the World Revenue +16% Op Profit +2% Constant currency +16% +2% Organic +5% +2% Acq +7% +7% FX – – Organic +10% +6% Acq – – FX (8%) (10%) Organic +3% +15% Acq +1% +1% FX (4%) (5%) Organic +9% (3%) Acq +7% +5% FX – – Fourth-Quarter 2021 Results by Segment ($ millions) $236 $234 2020 2021 $29 $32 2020 2021 13.8% Margin 12.4% Margin % of 20191 93% 100% 83% 86% 98% 97% 96% 101%

21 1. Pro-f orma 2019 Revenue adjusted to include results for businesses acquired in 2020 and 2021 as if they were owned in 2019 Note: Constant currency represents 2021 results at 2020 exchange rates. $1,261 $1,407 2020 2021 $92 $148 2020 2021 7.3% Margin 10.5% Margin $1,072 $1,126 2020 2021 $234 $257 2020 2021 21.8% Margin 22.9% Margin $604 $750 2020 2021 $117 $132 2020 2021 19.4% Margin 17.5% Margin Latin America Revenue +5% Op Profit +10% Constant currency +10% +20% North America Revenue +12% Op Profit +62% Constant currency +11% +62% Europe Revenue +22% Op Profit +75% Constant currency +18% +74% Rest of the World Revenue +24% Op Profit +12% Constant currency +20% +9% Organic +5% +49% Acq +6% +13% FX +1% – Organic +10% +20% Acq +1% – FX (5%) (10%) Organic +2% +55% Acq +16% +19% FX +4% +2% Organic +1% +2% Acq +19% +7% FX +4% +4% Full-Year 2021 Results by Segment ($ millions) $754 $917 2020 2021 $51 $90 2020 2021 9.8% Margin 6.8% Margin % of 20191 91% 96% 80% 83% 90% 94% 96% 97%

22 $381 $68 $30 $479 ( $9 ) $471 2020 Op Profit Organic Acq / Disp* 2021 Op Profit Before FX FX 2021 Op Profit Full-Year Revenue and Operating Profit vs 2020 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. * Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. % Change -%5% 9% 14%14% Constant Currency Constant Currency % Change (2%)18% 8% 23%26% Revenue Operating Profit $3,691 $191 $315 $4,197 $3 $4,200 2020 Revenue Organic Acq / Disp* 2021 Revenue Before FX FX 2021 Revenue 10.3% Margin 11.4% Margin 11.2% Margin (non-GAAP, $ millions)

23 Full-Year Adjusted EBITDA and EPS vs 2020 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. The impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. which was sold in July 2021. $471 ( $111 ) ( $127 ) $5 $238 $189 $238 $34 ( $16 ) $683 Op Profit Interest Expense Taxes Other Income from Continuing Ops D&A Interest Exp & Taxes Stock Comp Marketable Securities Adj. EBITDA FY 2021 EPS: $4.75 +26% vs PY FY 2020 EPS: $3.76 +21% vs PY FY 2021 EPS includes MGI impact of +$0.081 vs FY 2020 VS. 2020 $89 ( $16) ( $35 ) $9 $47 $22 $51 $3 ( $6 ) $117 (non-GAAP, $ millions, except EPS)

24 $206 $257 $1,000 $1,000 $1,298 $1,228 $495 $602 $676 12/31/2020 12/31/2021 Cash and Debt Capacity Increased liquidity in 2020 • Incremental $590 million Term Loan A closed on April 1, 2020 • Incremental $400 million Senior Notes closed on June 22, 2020 No Maturities until 2024 • Credit Facility matures February 2024 • $600 million 4.625% Senior Notes mature October 2027 • $400 million 5.5% Senior Notes mature July 2025 Interest Rates • Variable interest LIBOR plus 1.75% • $400M USD/EUR interest rate swap saves 151 bps Debt Covenants Amended • Net secured debt leverage ratio of 2.0x vs 3.75x max No legacy liability contributions expected until 2032 Moody’s Ba2 (Stable); S&P BB (Positive)Utilized Revolver Available Revolver Senior Notes Term Loan A Revolver $1 B Fin. Leases & Other Cash ~$1.6 B Liquidity ~$1.2 B Liquidity Strong Financial Health – Ample Liquidity ($ millions, except where noted)

25 Debt Maturity Profile $70 $70 $70 $1,089 $400 $600 $1,000 2021 2022 2023 2024 2025 2026 2027 Term Loan A Senior Notes Revolver Senior Notes Maturity Schedule for Credit Facility and Senior Notes ($ millions) Term Loan A Amortization

26 Primary US Pension • The American Rescue Plan Act ("ARPA") signed into law in March 2021, provides funding relief for single-employer defined benefit pension plans. The ARPA provisions result in significant reduction in, and deferral of, minimum funding requirements. Because of the significant impact the ARPA provisions have on our primary U.S. pension plan's estimated future funding requirements, we have updated the assumptions used to calculate the estimated future payments. Based on these revised assumptions, no cash payments to the plan are needed in the foreseeable future. • Remeasurement occurs every year-end: expected to be disclosed in the 2021 annual report on Form 10-K UMWA • Based on actuarial assumptions (as of 12/31/21), cash payments are not needed until 2032 • Remeasurement occurs every year-end: expected to be disclosed in the 2021 annual report on Form 10-K Estimated Cash Payments for Legacy Liabilities Term Loan A Payments to Primary U.S. Pension Payments to UMWA $0 $22 $22 $21 $231 2021 2032 2033 2034 After 20342021 2022 2023 2024 2025 2026 No cash payments are expected in foreseeable future ($ millions)

27 2019 Non-GAAP Results Reconciled to GAAP (1 of 3) Amounts may not add due to rounding. See slide 29 for footnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2019 Q4 Full Year Revenues: GAAP 935.8$ 3,683.2 Acquisitions and dispositions(a) - 0.5 Internal loss(a) - (4.0) Non-GAAP 935.8$ 3,679.7 Operating profit (loss): GAAP 73.3$ 236.8 Reorganization and Restructuring(a) 8.3 28.8 Acquisitions and dispositions(a) 24.7 88.5 Argentina highly inflationary impact(a) 2.2 14.5 Internal loss(a) 7.0 20.9 Reporting compliance(a) 0.1 2.1 Non-GAAP 115.6$ 391.6 Interest expense: GAAP (22.0)$ (90.6) Acquisitions and dispositions(a) 1.3 5.8 Non-GAAP (20.7)$ (84.8) Taxes: GAAP 23.9$ 61.0 Retirement plans(c) 6.0 11.1 Reorganization and Restructuring(a) 1.5 7.1 Acquisitions and dispositions(a) 1.4 5.1 Tax on accelerated income(d) 7.3 7.3 Argentina highly inflationary impact(a) - (1.4) Internal loss(a) 1.5 4.0 Reporting compliance(a) 0.1 0.1 Gain on lease termination(h) - (1.2) Income tax rate adjustment(b) (13.7) - Non-GAAP 28.0$ 93.1

28 2019 Non-GAAP Results Reconciled to GAAP (2 of 3) Amounts may not add due to rounding. See slide 29 for footnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions, except for per share amounts) Q4 Full Year Income (loss) from continuing operations attributable to Brink's: GAAP (3.8)$ 28.3 Retirement plans(c) 19.8 36.2 Venezuela operations(g) - 0.9 Reorganization and Restructuring(a) 6.8 21.7 Acquisitions and dispositions(a) 23.6 88.4 Tax on accelerated income(d) (7.3) (7.3) Argentina highly inflationary impact(a) 2.2 15.9 Internal loss(a) 5.5 16.9 Reporting compliance(a) - 2.0 Gain on lease termination(h) - (4.0) Income tax rate adjustment(b) 13.7 - Non-GAAP 60.5$ 199.0 EPS: GAAP (0.08)$ 0.55 Retirement plans(c) 0.39 0.71 Venezuela operations(g) - 0.02 Reorganization and Restructuring(a) 0.13 0.43 Acquisitions and dispositions(a) 0.46 1.73 Tax on accelerated income(d) (0.14) (0.14) Argentina highly inflationary impact(a) 0.04 0.31 Internal loss(a) 0.11 0.33 Reporting compliance(a) - 0.04 Gain on lease termination(h) - (0.08) Income tax rate adjustment(b) 0.27 - Non-GAAP 1.18$ 3.89 Depreciation and Amortization: GAAP 45.5$ 185.0 Reorganization and Restructuring(a) (0.1) (0.2) Acquisitions and dispositions(a) (7.1) (30.9) Argentina highly inflationary impact(a) (1.0) (1.8) Non-GAAP 37.3$ 152.1 2019

2019 Non-GAAP Results Reconciled to GAAP (3 of 3)

The Brink's Company and subsidiaries
Non-GAAP Reconciliations
(In millions)

		2019	
		Q4	Full Year
Adjusted EBITDA[f]:			
Net income (loss) attributable to Brink's - GAAP	$	(2.6)	29.0
Interest expense - GAAP		22.0	90.6
Income tax provision - GAAP		23.9	61.0
Depreciation and amortization - GAAP		45.5	185.0
EBITDA	$	88.8	365.6
Discontinued operations - GAAP		(1.2)	(0.7)
Retirement plans[c]		25.8	47.3
Venezuela operations[g]		-	0.9
Reorganization and Restructuring[a]		8.2	28.6
Acquisitions and dispositions[a]		16.6	56.8
Argentina highly inflationary impact[a]		1.2	12.7
Internal loss[a]		7.0	20.9
Reporting compliance[a]		0.1	2.1
Gain on lease termination[h]		-	(5.2)
Income tax rate adjustment[b]		-	-
Share-based compensation[e]		6.9	35.0
Marketable securities (gain) loss[i]		2.5	2.9
Adjusted EBITDA	$	155.9	566.9

The 2022 Non-GAAP outlook amounts exclude certain forecasted Non-GAAP adjusting items, such as intangible asset amortization and U.S. retirement plan costs. We have not forecasted the impact of highly inflationary accounting on our Argentina operations in 2022 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We have also not forecasted changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2022. The 2022 Non-GAAP outlook amounts for operating profit, EPS from continuing operations, free cash flow before dividends and Adjusted EBITDA cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations in 2022 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We are also unable to forecast changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2022.

a) See "Other Items Not Allocated To Segments" on slide 30 for details. We do not consider these items to be reflective of our operating performance as they result from events and circumstances that are not a part of our core business.
b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 31.4% for 2019.
c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results.
d) The non-GAAP tax rate excludes the 2019 foreign tax benefits that resulted from the transaction that accelerated U.S. tax in 2015.
e) Due to reorganization and restructuring activities, there was a $7.7 million non-GAAP adjustment to share-based compensation in 2019. There is no difference between GAAP and non-GAAP share-based compensation amounts for the other periods presented.
f) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization, non-GAAP share-based compensation and non-GAAP marketable securities (gain) loss. In the fourth quarter of 2020, we changed our definition of Adjusted EBITDA to exclude non-GAAP marketable securities (gain) loss and all previously disclosed information for all periods presented has been revised.
g) Post-deconsolidation funding of ongoing costs related to our Venezuelan operations was $0.9 million in 2019 and was expensed as incurred and reported in interest and other nonoperating income (expense). We do not expect any future funding of the Venezuela business, as long as current U.S. sanctions remain in effect.
h) Gain on termination of a mining lease obligation related to former coal operations. We have no remaining mining leases.
i) There is no difference between GAAP and non-GAAP marketable securities gain and loss amounts for the other periods presented.

Amounts may not add due to rounding

BRINKS 29

Non-GAAP Reconciliation – Other

The Brink's Company and subsidiaries
Other Items Not Allocated to Segments (Unaudited)
(In millions)

Brink's measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments.

Reorganization and Restructuring
Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized charges of $28.8 million in 2019, primarily severance costs and charges related to the modification of share-based compensation awards.

Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results.

Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below:
2019 Acquisitions and Dispositions

- We incurred $43.1 million in integration costs related to Dunbar, Rodoban, COMEF and TVS in 2019.
- Amortization expense for acquisition-related intangible assets was $27.8 million in 2019.
- Transaction costs related to business acquisitions were $7.9 million in 2019.
- Restructuring costs related to acquisitions, primarily Rodoban and Dunbar, were $5.6 million in 2019.
- In 2019, we recognized $2.2 million in net charges, primarily asset impairment and severance costs, related to the exit from our top-up prepaid mobile phone business in Brazil.
- Compensation expense related to the retention of key Dunbar employees was $1.5 million in 2019.

Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In 2019, we recognized $14.5 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $11.3 million. These amounts are excluded from non-GAAP results.

Internal loss A former non-management employee in our U.S. global services operations embezzled funds from Brink's in prior years. Except for a small deductible amount, the amount of the internal loss related to the embezzlement was covered by our insurance. In an effort to cover up the embezzlement, the former employee intentionally misstated the underlying accounts receivable subledger data. In 2019, we incurred $4.5 million in costs (primarily third party expenses) to reconstruct the accounts receivables subledger. In the third quarter of 2019, we were able to identify $4.0 million of revenues billed and collected in prior periods which had never been recorded in the general ledger. We also identified and recorded $0.3 million in bank fees, which had been incurred in prior periods. The rebuild of the subledger was substantially completed during the third quarter of 2019. Based on the reconstructed subledger, we were able to analyze and quantify the uncollected receivables from prior periods. Although we plan to attempt to collect these receivables, we estimated an increase to bad debt expense of $13.7 million in the third quarter of 2019. The estimate of the allowance for doubtful accounts was adjusted in the fourth quarter of 2019 for an additional $6.4 million. This estimate will be adjusted in future periods, if needed, as assumptions related to the collectability of these accounts receivable change. At December 31, 2019, we have recorded an allowance of $19.2 million on $34.0 million of accounts receivable, or 56%. Due to the unusual nature of this internal loss and the related errors in the subledger data, along with the fact that management has excluded these amounts when evaluating internal performance, we have excluded these net charges from segment and non-GAAP results.

Reporting compliance Certain compliance costs (primarily third party expenses) are excluded from 2019 non-GAAP results. These costs relate to the implementation and January 1, 2019 adoption of the new lease accounting standard ($1.8 million in 2019) and the mitigation of material weaknesses ($0.3 million in 2019).

Amounts may not add due to rounding

BRINKS 30

31 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) December 31, December 31, (In millions) 2020 2021 Debt: Short-term borrow ings $ 14.2 $ 9.8 Long-term debt 2,471.5 2,956.9 Total Debt 2,485.7 2,966.7 Less: Cash and cash equivalents 620.9 710.3 Amounts held by Cash Management Services operations(a) (19.1) (34.7) Cash and cash equivalents available for general corporate purposes 601.8 675.6 Net Debt $ 1,883.9 $ 2,291.1 a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the follow ing day and w e do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance w ith GAAP. We use Net Debt as a measure of our f inancial leverage. We believe that investors also may f ind Net Debt to be helpful in evaluating our f inancial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance w ith GAAP and should be review ed in conjunction w ith our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, w hich is the most directly comparable f inancial measure calculated and reported in accordance w ith GAAP, December 31, 2020 and December 31, 2021.